                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                     -------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)                        20-Mar-97


        TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of November 30, 1996 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1996-2).


                             The Money Store Inc.

                                          TMS Auto Holdings, Inc.
          ==========================================================
            (Exact name of regristrant as specified in its charter)


Delaware
New Jersey                          333-14075                       22-3405381
----------                          ---------                       ----------

State or other                     (Commission                    (IRS Employer
jurisdiction of                    File Number)                     ID Number)
incorporation)


               2840  Morris  Avenue, Union,  New  Jersey   07083
             ------------------------------------------------------
             (Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                          908-686-2000
                                                              ------------


                                      n/a
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5          Other Events
                ------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the
Noteholders and Certificateholders for the remittance date of:        20-Mar-97


Item 7          Financial Statements and Exhibits
                ----------------------------------

    The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                       THE MONEY STORE INC.
                                                       TMS AUTO HOLDINGS, INC.



                                                        By /S/ James K. Ransom
                                                        -----------------------
                                                         James K. Ransom
                                                          Vice President



Dated:    03/31/97

                       TMS AUTO RECEIVABLES TRUST 1996-2
                      6.435%  Asset  Backed  Certificates
                          Certificateholder Statement

IN ACCORDANCE WITH SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1996, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
TO SERIES 1996 - 2 FOR THE MARCH 13, 1997 DETERMINATION DATE


     DISTRIBUTION DATE        03/20/97  MONTHLY PERIOD                  Feb-97

A. Information Regarding the Current Monthly Distribution :

   I.CERTIFICATES
            (a)  The aggregate amount of the distribution to
                 Certificateholders                                                       37,537.50

            (b)  The amount of the distribution set forth in  A. 1. (a) above in
                 respect of interest on the Certificate                                   37,537.50

            (c)  The amount of the distribution set forth in  A. 1. (a) above in
                 respect of principal on the Certificates                                      0.00

            (d)  The amount of the distribution in A.1. (a) payable
                 pursuant to a claim on the Certificate Policy                                 0.00

            (e)  The remaining outstanding balance available to
                 be drawn under the Certificate Policy                                    37,537.50

            (f)  The amount of the distribution set forth in paragraph
                 A.1. (a) above per $1,000 interest in the Certificates                   5.3625000

            (g)  The amount of the distribution set forth in paragraph
                 A.1. (b) above per $1,000 interest in the Certificates                   5.3625000

            (h)  The amount of the distribution set forth in paragraph
                 A.1. (c) above per $1,000 interest in the Certificates                   0.0000000

            (i)  The amount of the distribution set forth in paragraph
                 A.1. (d) above per $1,000 interest in the Certificates                   0.0000000


B. Information Regarding the Performance of the Trust :

   I.POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

            (a)  The Pool Balance as of the close of business
                 on the last day of the Monthly Period                               236,310,239.48

            (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                 Paragraph A.1. (c)                                                    7,000,000.00

            (c)  The Certificate Factor after giving affect to the payments
                 set forth in paragraph A.1. (c)                                          1.0000000

            (d)  The amount of aggregate Realized Losses for the
                 second preceding Month Period                                                 0.00

            (e)  The aggregate Purchase Amount for all Receivables that
                 were repurchased in the Monthly Period                                        0.00



2.SERVICING FEE

   (a)  The aggregate amount of the Servicing Fee paid to the
        Servicer with respect to the preceding Monthly Period                                  509,977.06


3.PAYMENT SHORTFALLS

   (a)  The amount of the Certificateholders' Interest Carryover
        Shortfallafter giving effect to the payments set forth in
        ParagraphA. 1. (b) above                                                                     0.00
   (b)  The amount of the Certificateholder's Interest Carryover
        Shortfallset forth in paragraph B.3. (a) above per $1,000
        interest with respect to the Certificate:                                               0.0000000
   (c)  The amount of the Certificateholders' Principal Carryover
        Shortfall after giving effect to the payments set forth in
        Paragraph A.1. (b) above                                                                     0.00
   (d)  The amount of the Certificateholders' Principal Carryover Shortfall
        set forth in paragraph B.3. (a) above per $1,000 interest with
        respect to the Certificate:                                                                  0.00

4.  TRANSFEROF SUBSEQUENT RECEIVABLES

   (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
        therefrom on such Distribution Date                                                          0.00

   (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
        therefrom on such Distribution Date                                                          0.00

   (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
        therefrom on such Distribution Date                                                          0.00

   (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
        the Certificates:                                                                       0.0000000

   (e)  The amount set forth in paragraph B.4. (b) to be distributed to
        Certificateholders per $1,000 interest in the Certificates:                             0.0000000

   (f)  The amount set forth in paragraph B.4. (c) to be distributed to
        Certificateholders per $1,000 interest in the Certificates:                             0.0000000

  5(a)  The aggregate amount of collections by the Servicer during the
        preceding Monthly Period                                                             8,879,434.56

   (b)  The aggregate amount which was received by the Trust from the
        Servicer during the preceding Monthly Period                                         8,879,434.56

   (c)  The aggregate amount of reimbursements to the Security
        Insurer during the preceding Monthly Period                                                  0.00

   (d)  The amount of Receivables that are delinquent for over:
        30 days  8,372,964.81
        60 days  1,610,935.86
        90 days  500,931.24


                                      (2)

I, HarryPuglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated November 30, 1996 pertaining to Series 1996 - 2 in preparing the accompanying
Certificateholder Statement.


                    THE  MONEY  STORE  AUTO  FINANCE  INC.






            BY:       \s\ Harry Puglisi
                   --------------------
                     HARRY  PUGLISI
                     TREASURER

                       THE MONEY STORE AUTO TRUST 1996-2
               Class A-1  5.5125% Money Store Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3  6.25% Asset Backed Notes


           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
         AS  OF  NOVEMBER 30, 1996, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1996 - 2 FOR THE MARCH 13, 1997 DETERMINATION DATE

          DISTRIBUTION DATE     03/20/97    MONTHLY PERIOD     Feb-97

A.       Information Regarding the Current Monthly Distribution :

         I. NOTES

                  (a)  The aggregate amount of the distribution with respect to:
                           Class A-1 Notes                     6,597,596.63
                           Class A-2 Notes                       515,073.22
                           Class A-3 Notes                       348,958.33

                  (b)  The amount of the distribution set forth in paragraph
                       A. 1. (a) above in respect of interest on:
                           Class A-1 Notes                       202,820.26
                           Class A-2 Notes                       515,073.22
                           Class A-3 Notes                       348,958.33

                  (c)  The amount of the distribution set forth in paragraph
                       A. 1. (a) above in respect of principal of:
                           Class A-1 Notes                      5,339,288.22
                           Class A-2 Notes                              0.00
                           Class A-3 Notes                              0.00

                  (d) The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                           Class A-1 Notes                              0.00
                           Class A-2 Notes                              0.00
                           Class A-3 Notes                              0.00

                  (e)  The remaining outstanding balance available to be drawn
                       under the Note Policy                    7,461,628.18

                  (f)  The amount of the distribution set forth in paragraph
                       A. 1. (a) above per $1,000 interest in:
                           Class A-1 Notes                        110.6979300
                           Class A-2 Notes                          4.2427778
                           Class A-3 Notes                          5.2083333

                  (g)  The amount of the distribution set forth in paragraph
                       A. 1. (b) above per $1,000 interest in:
                           Class A-1 Notes                          3.4030245
                           Class A-2 Notes                          4.2427778
                           Class A-3 Notes                          5.2083333

                  (h)  The amount of the distribution set forth in paragraph
                       A. 1. (c) above per $1,000 interest in:
                           Class A-1 Notes                         89.5853728
                           Class A-2 Notes                          0.0000000
                           Class A-3 Notes                          0.0000000

                  (i)  The amount of the distribution set forth in paragraph
                       A. 1. (d) above per $1,000 interest in:
                           Class A-1 Notes                          0.0000000
                           Class A-2 Notes                          0.0000000
                           Class A-3 Notes                          0.0000000


                  (j) Prior to the Parity Date, from the Available Funds, to the Note Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                           Class A-1 Notes                       1,055,488.15
                           Class A-2 Notes                               0.00
                           Class A-3 Notes                               0.00

                  (k)  The amount of the distribution set forth in paragraph
                       A. 1. (j) above per $1,000 interest in:
                           Class A-1 Notes                         17.7095327
                           Class A-2 Notes                          0.0000000
                           Class A-3 Notes                          0.0000000

B.   Information Regarding the Performance of the Trust:

     1.  POOL BALANCE AND NOTE PRINCIPAL BALANCE

             (a)  The Pool Balance at the close of business
                  on the last day of the Monthly Period           236,310,239.48

             (b)  The aggregate outstanding principal amount of each
                  Class of Notes after giving effect to payments allocated
                  to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                           Class A-1 Notes                         40,910,239.48
                           Class A-2 Notes                        121,400,000.00
                           Class A-3 Notes                         67,000,000.00

              (c)  The Note Pool Factor for each Class of Notes after
                   giving effect to the payments set forth in paragraph
                   A.1 (c) with respect to:
                           Class A-1 Notes                             0.6864134
                           Class A-2 Notes                             1.0000000
                           Class A-3 Notes                             1.0000000

              (d)  The amount of aggregate Realized Losses for the
                   second preceding Monthly Period                          0.00

              (e)  The aggregate Purchase Amount for all Receivables
                   that were repurchased in the Monthly Period              0.00

     2.  SERVICING FEE

              (a)  The aggregate amount of the Servicing Fee paid
                   to the Servicer with respect to the preceding
                   Monthly Period                                     509,977.06

     3.  PAYMENT SHORTFALLS

              (a)  The amount of the Noteholders' Interest Carryover
                   Shortfall after giving effect to the payments set
                   forth in paragraph A. 1. (b) above with respect to:
                           Class A-1 Notes                                  0.00
                           Class A-2 Notes                                  0.00
                           Class A-3 Notes                                  0.00

              (b)  The amount of the Noteholders' Interest Carryover
                   Shortfall set forth in paragraph B.3. (a) above
                   per $1,000 interest with respect to:
                           Class A-1 Notes                             0.0000000
                           Class A-2 Notes                             0.0000000
                           Class A-3 Notes                             0.0000000

                  (c) The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph A. 1. (b) above with respect to:
                           Class A-1 Notes                                  0.00
                           Class A-2 Notes                                  0.00
                           Class A-3 Notes                                  0.00

                  (d) The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest with respect to:
                           Class A-1 Notes                             0.0000000
                           Class A-2 Notes                             0.0000000
                           Class A-3 Notes                             0.0000000

                                           (2)

4.Transfer of Subsequent Receivables

         (a)  Aggregate amount on deposit in the Pre-Funding
              Account on such Distribution Date after giving effect
              to all withdrawals therefrom on such Distribution Date     0.00

         (b)  Aggregate amount on deposit in the Capitalized
              Interest Account on such Distribution Date after giving
              effect to all withdrawals therefrom on such Distribution
              Date                                                       0.00

         (c)  Aggregate amount on deposit in the Pre-Funding
              Account on the final Subsequent Transfer Date after
              giving effect to all withdrawals therefrom on such
              Distribution Date                                          0.00

         (d)  the amount set forth in paragraph B.4 (a) per $1,000
              interest in:
                  Class A-1 Notes                                   0.0000000
                  Class A-2 Notes                                   0.0000000
                  Class A-3 Notes                                   0.0000000

         (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                   0.0000000
                  Class A-2 Notes                                   0.0000000
                  Class A-3 Notes                                   0.0000000

         (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                   0.0000000
                  Class A-2 Notes                                   0.0000000
                  Class A-3 Notes                                   0.0000000

         (g) The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                  Class A-1 Notes                                        0.00

         (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                   0.0000000


5.       (a)  The aggregate amount of collections by the Servicer
              during the preceding Monthly Period                8,879,434.56

         (b)  The aggregate amount which was received by the
              Trust from the Servicer during the preceding Monthly
              Period                                             8,879,434.56

         (c)  The aggregate amount of reimbursements to the
              Security Insurer during the preceding Monthly
              Period                                                     0.00

         (d)  The amount of Receivables that are delinquent for
              over:
                  30 days                                        8,372,964.81
                  60 days                                        1,610,935.86
                  90 days                                          500,931.24


6.       Other Information
         Weighted Average Coupon (WAC)                                19.200%

         Weighted Average Remaining Terms (WARM)                        50.06

                                      (3)

         I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated November 30, 1996 pertaining to Series 1996 - 2 in preparing the accompanying Noteholder Statement.

                  THE  MONEY  STORE  AUTO  FINANCE  INC.






                  BY:       \s\ Harry Puglisi

                           HARRY  PUGLISI
                           TREASURER